Exhibit 99.3 SECOND QUARTER 2026 FINANCIAL SUPPLEMENT July 30, 2026

Table of Contents CONSOLIDATED RESULTS Selected Financial Data Condensed Consolidated Income Statements Condensed Consolidated Balance Sheets Average Balances and Yields Credit-Related Information Regulatory Capital BUSINESS SEGMENT RESULTS Single-Family Multifamily Page 3 5 4 We define some of the terms and other information in this presentation in Freddie Mac’s Form 10-K for the year ended December 31, 2025 (the “2025 Form 10-K”). You should review this presentation together with the 2025 Form 10-K and our subsequent SEC filings at http://www. freddiemac.com/investors. In some cases we present information from third-party sources such as mortgage loan sellers and servicers; while we generally believe in its accuracy, we do not independently verify all of it. Percentage sums may vary from 100% due to rounding. Unless otherwise indicated, data is as of June 30, 2026 or for the second quarter of 2026. Unless otherwise indicated, data for prior years is as of December 31 or for the full year indicated. 6 7 8 9 12

FREDDIE MAC

SELECTED FINANCIAL DATA

($ in millions)

	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025	2Q 2026 Change (%) 1Q 2026	2Q 2026 Change (%) 2Q 2025
SELECTED INCOME STATEMENT DATA							
Net interest income	$6,010	$5,619	$5,547	$5,455	$5,299	7	13
Non-interest income (loss)	(19)	514	217	284	617	NM	NM
Net revenues	**5,991**	**6,133**	**5,764**	**5,739**	**5,916**	**(2)**	**1**
(Provision) benefit for credit losses	880	320	(52)	(175)	(783)	175	NM
Non-interest expense	(2,097)	(2,022)	(2,258)	(2,116)	(2,158)	(4)	3
Income before income tax expense	**4,774**	**4,431**	**3,454**	**3,448**	**2,975**	**8**	**60**
Income tax expense	(936)	(873)	(677)	(675)	(588)	(7)	(59)
Net income	**$3,838**	**$3,558**	**$2,777**	**$2,773**	**$2,387**	**8**	**61**
Comprehensive income	**$3,847**	**$3,538**	**$2,784**	**$2,789**	**$2,408**	**9**	**60**
SELECTED BALANCE SHEET DATA (period-end)							
Cash and cash equivalents	$4,321	$4,469	$5,327	$4,624	$4,267	(3)	1
Securities purchased under agreements to resell	52,406	74,804	71,919	86,334	95,451	(30)	(45)
Investment securities, at fair value	84,342	75,939	85,412	83,855	82,850	11	2
Mortgage loans held-for-sale	1,361	1,225	1,014	1,807	6,300	11	(78)
Mortgage loans held-for investment (net of allowance for credit losses)	3,332,294	3,302,306	3,290,066	3,248,704	3,206,974	1	4
Total assets	**3,518,315**	**3,505,318**	**3,497,598**	**3,468,187**	**3,436,280**	**—**	**2**
Debt issued by consolidated trusts	3,236,663	3,214,995	3,198,008	3,175,464	3,155,397	1	3
Short-term debt	17,984	24,408	37,718	38,255	21,218	(26)	(15)
Long-term debt	163,745	169,850	169,296	165,354	172,659	(4)	(5)
Total liabilities	**3,440,546**	**3,431,396**	**3,427,214**	**3,400,587**	**3,371,469**	**—**	**2**
Equity	**77,769**	**73,922**	**70,384**	**67,600**	**64,811**	**5**	**20**
CONSERVATORSHIP METRICS							
Net worth	$77,769	$73,922	$70,384	$67,600	$64,811	5	20
Senior preferred stock liquidation preference	146,570	143,032	140,248	137,459	135,051	2	9
Remaining Treasury funding commitment	140,162	140,162	140,162	140,162	140,162	—	—
Cumulative dividend payments to Treasury	119,680	119,680	119,680	119,680	119,680	—	—
Cumulative draws from Treasury	71,648	71,648	71,648	71,648	71,648	—	—

3

FREDDIE MAC

CONDENSED CONSOLIDATED INCOME STATEMENTS

($ in millions, except per share data)

	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025	2Q 2026 Change (%)	
						1Q 2026	2Q 2025
Interest income	$34,275	$33,650	$33,432	$32,975	$32,048	2	7
Interest expense	(28,265)	(28,031)	(27,885)	(27,520)	(26,749)	(1)	(6)
Net interest income	**6,010**	**5,619**	**5,547**	**5,455**	**5,299**	**7**	**13**
Non-interest income							
Guarantee income	288	320	377	377	398	(10)	(28)
Investments gains (losses), net	(426)	42	(283)	(237)	119	NM	NM
Other income	119	152	123	144	100	(22)	19
Non-interest income (loss)	**(19)**	**514**	**217**	**284**	**617**	**NM**	**NM**
Net revenues	**5,991**	**6,133**	**5,764**	**5,739**	**5,916**	**(2)**	**1**
(Provision) benefit for credit losses	880	320	(52)	(175)	(783)	175	NM
Non-interest expense							
Salaries and employee benefits	(395)	(376)	(412)	(423)	(453)	(5)	13
Professional services, technology, and occupancy	(281)	(250)	(334)	(293)	(295)	(12)	5
Credit enhancement expense	(507)	(441)	(542)	(489)	(511)	(15)	1
Legislative and regulatory assessments	(840)	(832)	(842)	(839)	(825)	(1)	(2)
Other expense	(74)	(123)	(128)	(72)	(74)	40	—
Non-interest expense	**(2,097)**	**(2,022)**	**(2,258)**	**(2,116)**	**(2,158)**	**(4)**	**3**
Income before income tax expense	**4,774**	**4,431**	**3,454**	**3,448**	**2,975**	**8**	**60**
Income tax expense	(936)	(873)	(677)	(675)	(588)	(7)	(59)
Net income	**3,838**	**3,558**	**2,777**	**2,773**	**2,387**	**8**	**61**
Other comprehensive income (loss), net of taxes and reclassification adjustments	9	(20)	7	16	21	NM	(57)
Comprehensive income	**$3,847**	**$3,538**	**$2,784**	**$2,789**	**$2,408**	**9**	**60**
Net income	$3,838	$3,558	$2,777	$2,773	$2,387	8	61
Amounts attributable to senior preferred stock	(3,847)	(3,538)	(2,784)	(2,789)	(2,408)	(9)	(60)
Net income (loss) attributable to common stockholders	**($9)**	**$20**	**($7)**	**($16)**	**($21)**	**NM**	**57**
Net income (loss) per common share	$0.00	$0.01	$0.00	$0.00	($0.01)	NM	NM
Weighted average common shares (in millions)	3,234	3,234	3,234	3,234	3,234	—	—

4

FREDDIE MAC

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	6/30/2026	3/31/2026	12/31/2025	9/30/2025	6/30/2025	6/30/2026 Change (%)	
						03/31/2026	06/30/2025
Assets							
Cash and cash equivalents	$4,321	$4,469	$5,327	$4,624	$4,267	(3)	1
Securities purchased under agreements to resell	52,406	74,804	71,919	86,334	95,451	(30)	(45)
Investment securities, at fair value	84,342	75,939	85,412	83,855	82,850	11	2
Mortgage loans held-for-sale	1,361	1,225	1,014	1,807	6,300	11	(78)
Mortgage loans held-for investment (net of allowance for credit losses)	3,332,294	3,302,306	3,290,066	3,248,704	3,206,974	1	4
Accrued interest receivable	12,473	12,207	12,254	11,813	11,583	2	8
Deferred tax assets, net	4,490	4,740	5,040	4,727	5,005	(5)	(10)
Other assets	26,628	29,628	26,566	26,323	23,850	(10)	12
Total assets	**$3,518,315**	**$3,505,318**	**$3,497,598**	**$3,468,187**	**$3,436,280**	**—**	**2**
Liabilities and equity							
Liabilities							
Accrued interest payable	$10,955	$10,556	$10,597	$10,185	$10,226	4	7
Debt issued by consolidated trusts	3,236,663	3,214,995	3,198,008	3,175,464	3,155,397	1	3
Short-term debt	17,984	24,408	37,718	38,255	21,218	(26)	(15)
Long-term debt	163,745	169,850	169,296	165,354	172,659	(4)	(5)
Other liabilities	11,199	11,587	11,595	11,329	11,969	(3)	(6)
Total liabilities	**3,440,546**	**3,431,396**	**3,427,214**	**3,400,587**	**3,371,469**	**—**	**2**
Equity							
Senior preferred stock	72,648	72,648	72,648	72,648	72,648	—	—
Preferred stock, at redemption value	14,109	14,109	14,109	14,109	14,109	—	—
Common stock	—	—	—	—	—	—	—
Retained earnings (accumulated deficit)	(5,143)	(8,981)	(12,539)	(15,316)	(18,089)	43	72
AOCI, net of taxes	40	31	51	44	28	29	43
Treasury stock, at cost	(3,885)	(3,885)	(3,885)	(3,885)	(3,885)	—	—
Total equity	**77,769**	**73,922**	**70,384**	**67,600**	**64,811**	**5**	**20**
Total liabilities and equity	**$3,518,315**	**$3,505,318**	**$3,497,598**	**$3,468,187**	**$3,436,280**	**—**	**2**

5

FREDDIE MAC

AVERAGE BALANCES AND YIELDS

($ in millions, except yields)

	AVERAGE BALANCES					INTEREST INCOME (EXPENSE)				
	2Q 2026	**1Q 2026**	**4Q 2025**	**3Q 2025**	**2Q 2025**	**2Q 2026**	**1Q 2026**	**4Q 2025**	**3Q 2025**	**2Q 2025**
AVERAGE BALANCES										
Interest-earning assets:										
Cash and cash equivalents	$9,937	$8,363	$8,929	$8,639	$9,370	$56	$52	$60	$70	$73
Securities purchased under agreements to resell	73,295	84,924	97,243	101,119	106,309	684	798	1,011	1,136	1,186
Investment securities	78,068	76,752	87,343	83,769	74,793	876	833	940	932	845
Mortgage loans held by consolidated trusts	3,239,526	3,216,438	3,184,074	3,155,173	3,139,834	31,715	30,966	30,399	29,892	29,126
Mortgage loans held by Freddie Mac	82,851	86,808	85,703	78,910	68,211	904	966	976	910	775
Other assets	3,364	3,100	3,332	3,134	2,946	40	35	46	35	43
Total interest-earning assets	**3,487,041**	**3,476,385**	**3,466,624**	**3,430,744**	**3,401,463**	**$34,275**	**$33,650**	**$33,432**	**$32,975**	**$32,048**
Interest-bearing liabilities:										
Debt issued by consolidated trusts	3,207,386	3,189,597	3,171,240	3,147,760	3,137,146	(26,384)	(26,001)	(25,557)	(25,072)	(24,492)
Short-term debt	19,585	30,089	37,410	28,185	16,347	(179)	(275)	(378)	(302)	(177)
Long-term debt	166,120	169,973	170,077	174,687	172,110	(1,646)	(1,702)	(1,871)	(2,066)	(2,025)
Securities sold under agreements to repurchase	6,170	5,949	7,897	7,308	5,202	(56)	(53)	(79)	(80)	(55)
Total interest-bearing liabilities	**3,399,261**	**3,395,608**	**3,386,624**	**3,357,940**	**3,330,805**	**($28,265)**	**($28,031)**	**($27,885)**	**($27,520)**	**($26,749)**
Net interest income						**$6,010**	**$5,619**	**$5,547**	**$5,455**	**$5,299**
YIELDS										
Interest-earning assets:										
Cash and cash equivalents	2.22 %	2.51 %	2.62 %	3.16 %	3.10 %					
Securities purchased under agreements to resell	3.73 %	3.76 %	4.16 %	4.49 %	4.46 %					
Investment securities	4.49 %	4.34 %	4.31 %	4.45 %	4.52 %					
Mortgage loans held by consolidated trusts	3.92 %	3.85 %	3.82 %	3.79 %	3.71 %					
Mortgage loans held by Freddie Mac	4.37 %	4.45 %	4.55 %	4.62 %	4.54 %					
Other assets	4.67 %	4.48 %	5.41 %	4.36 %	5.79 %					
Total interest-earning assets	**3.93 %**	**3.87 %**	**3.85 %**	**3.85 %**	**3.77 %**					
Interest-bearing liabilities:										
Debt issued by consolidated trusts	(3.29)%	(3.26)%	(3.22)%	(3.19)%	(3.12)%					
Short-term debt	(3.61)%	(3.66)%	(3.95)%	(4.19)%	(4.27)%					
Long-term debt	(3.96)%	(4.00)%	(4.40)%	(4.73)%	(4.70)%					
Securities sold under agreements to repurchase	(3.60)%	(3.57)%	(3.99)%	(4.37)%	(4.28)%					
Total interest-bearing liabilities	**(3.33)%**	**(3.30)%**	**(3.29)%**	**(3.28)%**	**(3.22)%**					
Net interest yield	**0.69 %**	**0.65 %**	**0.64 %**	**0.64 %**	**0.62 %**					

6

FREDDIE MAC

CREDIT-RELATED INFORMATION

($ in millions, except ratio data)

	2Q 2026	1Q 2026	4Q 2025	3Q 2025	2Q 2025	2Q 2026 Change (%) 1Q 2026	2Q 2026 Change (%) 2Q 2025
ALLOWANCE FOR CREDIT LOSSES							
Single-Family allowance for credit losses:							
Beginning balance	$7,228	$7,549	$7,664	$7,516	$6,851	(4)	6
Provision (benefit) for credit losses	(846)	(311)	(210)	118	622	(172)	NM
Charge-offs	(181)	(178)	(73)	(118)	(96)	(2)	(89)
Recoveries collected	65	60	61	38	23	8	183
Net charge-offs	(116)	(118)	(12)	(80)	(73)	2	(59)
Other	112	108	107	110	116	4	(3)
Ending balance	**$6,378**	**$7,228**	**$7,549**	**$7,664**	**$7,516**	**(12)**	**(15)**
Multifamily allowance for credit losses:							
Beginning balance	$885	$956	$703	$757	$600	(7)	48
Provision (benefit) for credit losses	(34)	(9)	262	57	161	(278)	NM
Charge-offs	(1)	(64)	(10)	(111)	(4)	98	75
Recoveries collected	—	1	1	—	—	NM	—
Net charge-offs	(1)	(63)	(9)	(111)	(4)	98	75
Other	—	1	—	—	—	NM	—
Ending balance	**$850**	**$885**	**$956**	**$703**	**$757**	**(4)**	**12**
Total allowance for credit losses:							
Beginning balance	$8,113	$8,505	$8,367	$8,273	$7,451	(5)	9
Provision (benefit) for credit losses	(880)	(320)	52	175	783	(175)	NM
Charge-offs	(182)	(242)	(83)	(229)	(100)	25	(82)
Recoveries collected	65	61	62	38	23	7	183
Net charge-offs	(117)	(181)	(21)	(191)	(77)	35	(52)
Other	112	109	107	110	116	3	(3)
Ending balance	**$7,228**	**$8,113**	**$8,505**	**$8,367**	**$8,273**	**(11)**	**(13)**
COMPONENTS OF ALLOWANCE FOR CREDIT LOSSES							
Mortgage loans held-for-investment	$6,771	$7,643	$7,968	$7,890	$7,729	(11)	(12)
Other	457	470	537	477	544	(3)	(16)
Ending balance	**$7,228**	**$8,113**	**$8,505**	**$8,367**	**$8,273**	**(11)**	**(13)**
ALLOWANCE FOR CREDIT LOSSES TO TOTAL LOANS OUTSTANDING							
Single-Family	0.19 %	0.22 %	0.23 %	0.24 %	0.23 %		
Multifamily	0.36 %	0.42 %	0.46 %	0.43 %	0.52 %		
Total	0.20 %	0.23 %	0.24 %	0.24 %	0.24 %		
NET CHARGE-OFFS TO AVERAGE LOANS OUTSTANDING							
Single-Family	— %	— %	— %	— %	— %		
Multifamily	— %	0.04 %	0.01 %	0.10 %	— %		
Total	— %	0.01 %	— %	0.01 %	— %		

7

FREDDIE MAC ($ in billions, except ratio data) 1Q 2026 2Q 2025 AVAILABLE CAPITAL (DEFICIT) Risk-based capital metrics Standardized Total capital (statutory) $12 $9 $6 $3 $— 33 NM CET1 capital (14) (18) (22) (24) (27) 22 48 Tier 1 capital — (4) (7) (10) (13) 100 100 Adjusted total capital — (4) (7) (10) (13) 100 100 Risk-weighted assets 1,261 1,259 1,231 1,172 1,114 — 13 Total capital (statutory) ratio 1.0% 0.7% 0.5% 0.3% — % 43 NM CET capital ratio (1.1)% (1.4)% (1.8)% (2.0)% (2.4)% 21 54 Tier 1 capital ratio — % (0.3)% (0.6)% (0.8)% (1.2)% 100 100 Adjusted total capital ratio — % (0.3)% (0.6)% (0.8)% (1.2)% 100 100 Leverage-based capital metrics Core capital (statutory) $5 $1 ($2) ($5) ($8) 400 163 Tier 1 capital — (4) (7) (10) (13) 100 100 Adjusted total assets 3,905 3,903 3,905 3,885 3,864 — 1 Core capital (statutory) ratio 0.1% — % (0.1)% (0.1)% (0.2)% — 150 Tier 1 capital ratio — % (0.1)% (0.2)% (0.3)% (0.3)% 100 100 2Q 2025 2Q 2026 Change (%) REGULATORY CAPITAL 1Q 20262Q 2026 3Q 20254Q 2025 8

FREDDIE MAC

SEGMENT RESULTS - SINGLE-FAMILY SELECTED FINANCIAL DATA

						2Q 2026 Change (%)	
SELECTED SINGLE-FAMILY INCOME STATEMENT DATA ($ in millions)	**2Q 2026**	**1Q 2026**	**4Q 2025**	**3Q 2025**	**2Q 2025**	**1Q 2026**	**2Q 2025**
Net interest income	$5,449	$5,120	$5,080	$5,047	$4,898	6	11
Non-interest income (loss)	(349)	55	(178)	(143)	237	NM	NM
Net revenues	**5,100**	**5,175**	**4,902**	**4,904**	**5,135**	(1)	(1)
(Provision) benefit for credit losses	846	311	210	(118)	(622)	172	NM
Non-interest expense	(1,870)	(1,780)	(2,005)	(1,868)	(1,905)	(5)	2
Income before income tax expense	**4,076**	**3,706**	**3,107**	**2,918**	**2,608**	**10**	**56**
Income tax expense	(799)	(730)	(609)	(571)	(516)	(9)	(55)
Net income	**3,277**	**2,976**	**2,498**	**2,347**	**2,092**	**10**	**57**
Other comprehensive income (loss), net of taxes and reclassification adjustments	3	(13)	(1)	6	9	NM	(67)
Comprehensive income	**$3,280**	**$2,963**	**$2,497**	**$2,353**	**$2,101**	**11**	**56**
SELECTED SINGLE-FAMILY HIGHLIGHTS							
Mortgage portfolio, at period end							
Average estimated guarantee fee rate (bps)	50	50	50	50	49		
SINGLE-FAMILY MORTGAGE PORTFOLIO CREDIT ENHANCEMENT COVERAGE OUTSTANDING (UPB in $ billions)							
Primary mortgage insurance	$685	$680	$681	$675	$666	1	3
STACR	1,152	1,180	1,165	1,183	1,189	(2)	(3)
ACIS	516	552	594	690	732	(6)	(29)
Other	37	38	38	39	39	(3)	(5)
Credit enhancement coverage (%)	61 %	62 %	61 %	62 %	62 %		
SINGLE-FAMILY LOAN STATISTICS							
Delinquency rates							
One-month past due	1.10 %	0.98 %	1.09 %	1.03 %	1.04 %		
Two months past due	0.28 %	0.27 %	0.31 %	0.28 %	0.26 %		
Serious delinquency rate	0.60 %	0.60 %	0.59 %	0.57 %	0.55 %		
Single-Family loan workouts (UPB $ in millions)							
Payment deferral plans	$1,802	$2,319	$1,993	$2,029	$2,238	(22)	(19)
Loan modifications	2,754	2,375	2,532	2,598	2,762	16	—
Forbearance plans and other	1,288	1,744	1,665	1,180	1,356	(26)	(5)
Total loan workouts	**$5,844**	**$6,438**	**$6,190**	**$5,807**	**$6,356**	(9)	(8)
Number of loan workouts (in thousands)	22	24	23	22	24	(8)	(8)

9

FREDDIE MAC ($ in billions) SELECTED SINGLE-FAMILY NEW BUSINESS ACTIVITY DATA 1Q 2026 2Q 2025 New Business Activity by Purpose Purchase $74 $60 $77 $81 $76 23 (2) Refinance 36 43 41 18 18 (15) 100 Total new business activity $110 $103 $118 $99 $94 7 18 New Business Activity Credit Characteristics Weighted average original LTV ratio 76% 75% 76% 77% 77 % Original LTV ratio >90% 21% 19% 20% 24% 23 % Weighted average original credit score 761 758 758 756 759 DTI ratio > 45% 24% 24% 25% 28% 28 % Fixed-rate 96% 97% 96% 97% 97 % Primary residence 94% 94% 95% 94% 93 % NEW BUSINESS ACTIVITY LOAN PURPOSE (%) Purchase 67% 58% 65% 82% 81 % Cash-out refinance 10% 10% 9% 9% 8 % Other refinance 23% 32% 26% 9% 11% 2Q 2025 2Q 2026 Change (%) SEGMENT RESULTS - SINGLE-FAMILY NEW BUSINESS ACTIVITY 1Q 20262Q 2026 3Q 20254Q 2025 10

FREDDIE MAC As of June 30, 2026 SELECTED SINGLE-FAMILY MORTGAGE PORTFOLIO CREDIT CHARACTERISTICS Total UPB ($ in billions) $170.9 $340.2 $259.8 $189.6 $346.3 $1,865.4 $3,172.3 Share of Single-Family mortgage portfolio 5% 11% 8% 6% 11% 59% 100 % Share of loans with credit enhancement 35% 52% 72% 76% 69% 60% 61 % Serious delinquency rate (by loan count) 0.01% 0.17% 0.78% 1.25% 1.04% 0.55% 0.60 % Weighted average original LTV ratio 76% 77% 78% 79% 76% 72% 74 % Weighted average current LTV ratio 75% 74% 73% 70% 62% 41% 53 % Weighted average current credit score 758 755 749 741 742 759 755 Single-Family Mortgage Portfolio Credit Characteristics 2Q 2026 1Q 2026 4Q 2025 3Q 2025 2Q 2025 Weighted average current LTV ratio 53% 53% 53% 53% 53 % Weighted average current credit score 755 753 754 754 754 SEGMENT RESULTS - SINGLE-FAMILY MORTGAGE PORTFOLIO CREDIT CHARACTERISTICS 2026 2025 BY ORIGINATION YEAR 2024 2023 2022 Prior Years Total 11

FREDDIE MAC

SEGMENT RESULTS - MULTIFAMILY SELECTED FINANCIAL DATA

Freddie Mac

						2Q 2026 Change (%)	
SELECTED MULTIFAMILY INCOME STATEMENT DATA ($ in millions)	**2Q 2026**	**1Q 2026**	**4Q 2025**	**3Q 2025**	**2Q 2025**	**1Q 2026**	**2Q 2025**
Net interest income	$561	$499	$467	$408	$401	12	40
Non-interest income (loss)	330	459	395	427	380	(28)	(13)
Net revenues	**891**	**958**	**862**	**835**	**781**	**(7)**	**14**
(Provision) benefit for credit losses	34	9	(262)	(57)	(161)	278	NM
Non-interest expense	(227)	(242)	(253)	(248)	(253)	6	10
Income before income tax expense	**698**	**725**	**347**	**530**	**367**	**(4)**	**90**
Income tax expense	(137)	(143)	(68)	(104)	(72)	4	(90)
Net income	**561**	**582**	**279**	**426**	**295**	**(4)**	**90**
Other comprehensive income (loss), net of taxes and reclassification adjustments	6	(7)	8	10	12	NM	(50)
Comprehensive income	**$567**	**$575**	**$287**	**$436**	**$307**	**(1)**	**85**
MULTIFAMILY NEW BUSINESS CHARACTERISTICS							
New business activity ($ in billions)	$18	$13	$29	$25	$12	43	58
Weighted average original LTV ratio (%)	63 %	65 %	65 %	64 %	62 %		
Weighted average original debt service coverage ratio	1.30	1.30	1.28	1.29	1.34		
Acquisitions of units by area median income							
≤60%	35 %	38 %	35 %	34 %	39 %		
>60% to ≤80%	37 %	36 %	33 %	33 %	35 %		
>80% to ≤120%	19 %	19 %	24 %	25 %	21 %		
>120%	9 %	7 %	8 %	8 %	5 %		
SELECTED MULTIFAMILY MORTGAGE PORTOLIO DATA ($ in billions)							
Multifamily mortgage portfolio (UPB)	$505	$498	$496	$480	$466	1	8
Average guarantee fee rate charged (bps) at period end	59	58	56	54	53	2	11
MULTIFAMILY MORTGAGE PORTFOLIO CREDIT ENHANCEMENT COVERAGE OUTSTANDING (UPB in $ billions)							
Subordination	$312	$321	$330	$340	$348	(3)	(11)
MSCR/MCIP	143	122	102	83	73	17	96
Other	9	8	9	10	10	5	(11)
Credit enhancement coverage (%)	92 %	91 %	89 %	90 %	92 %		
MULTIFAMILY LOAN STATISTICS							
Delinquency rate (%)	0.51 %	0.43 %	0.44 %	0.51 %	0.47 %		

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